TRANSAMERICA CATALYSTsm VARIABLE ANNUITY

                                   SUPPLEMENT
                            dated November 23, 1998,
                         to Prospectus dated May 1, 1998

A Guaranteed Minimum Death Benefit ("GMDB") Rider is available for purchase. The GMDB rider must be elected before the contract effective date.

If the owner elects the GMDB Rider, a 0.20% annual fee will be deducted at the end of each contract month at the rate of 1/12 times 0.20% times the account value of the contract. The Rider cannot be reinstated if cancelled and may not be available in all states.

If the GMDB Rider is elected, and an owner dies before the annuity date and prior to any owner's or joint owner's 85th birthday, the death benefit will be equal to the greatest of (a), (b) or (c) where

(a) is the account value

(b) is the sum of all purchase payments

         less     withdrawals taken, adjusted as described below, and

                  any applicable premium tax charges; and

(c) is the highest account value on any contract anniversary prior to the earlier of the owner's or joint owner's 85th birthday,

         plus     purchase payments made since that contract anniversary and

         less     withdrawals taken since that contract anniversary, adjusted as described below, and

                 applicable premium tax charges since that contract anniversary.

If the GMDB Rider is elected, and if the owner or joint owner dies before the annuity date and after either the deceased owner's or joint owner's 85th birthday, the death benefit will be equal to the greater of (a) or (c) above.

If the GMDB rider is elected the amount available as a death benefit will include purchase payment credits applied in the immediately preceding 12 months.

Upon any withdrawal, the amount of the death benefit available pursuant to the GMDB Rider will be reduced. The amount of that reduction will depend upon whether the account value is more or less than the death benefit on the date of withdrawal. If the account value is equal to or more than the death benefit, the death benefit will be reduced by the dollar amount of any withdrawals. If the account value is less than the death benefit, the death benefit will be reduced proportional to the reduction in the account value. For example, if the withdrawal reduces the account value by 20%, then the death benefit will also be reduced by 20%.

If you do not purchase the GMDB rider, the death benefit will be as described on page 33 of the prospectus.


       Issued by Transamerica Life Insurance and Annuity Company;
        Transamerica Securities Sales Corporation,
                                  Distributor;
        Contract      Form 4-705, Certificate Form TCG-317;
                      401  N.  Tryon  Street,   Suite  700,
                      Charlotte, NC 28202,  1-800-420-7749;
                      VIM 261-1198




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